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       NUMBER                                                        SHARES
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                                 Eurotech, Ltd.

            INCORPORATED UNDER THE LAWS OF THE DISTRICT OF COLUMBIA

                                                               SEE REVERSE FOR
                                                             CERTAIN DEFINITIONS

                               ------------------          ---------------------
                                  COMMON STOCK               CUSIP  298796 10 3
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THIS CERTIFIES THAT:


is owner of

                             ______________________

 FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK OF $.001 PAR VALUE EACH OF

================================ Eurotech, Ltd. ================================

transferable on the books of the Corporation in person or by attorney upon surrender of this certificate duly endorsed or assigned. This certificate and the shares represented hereby are subject to the laws of the District of Columbia, and to the Certificate of Incorporation and Bylaws of the Corporation, as now or hereafter amended. This certificate is not valid until countersigned by the Transfer Agent.

      WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

                             COUNTERSIGNED AND REGISTERED:

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DATED:                                              INTERWEST TRANSFER CO., INC.
-----------------                      P.O. BOX 17136, SALT LAKE CITY, UT  84117
                                                    TRANSFER AGENT AND REGISTRAR

                                     [SEAL]

                                               BY:

                                                            AUTHORIZED SIGNATURE


          /s/ ILLEGIBLE                                  /s/ ILLEGIBLE
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      SECRETARY & TREASURER                              CHAIRMAN & CEO

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      The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common               UNIF GIFT MIN ACT - ...Custodian...
TEN ENT - as tenants by the entireties               (Cust)         (Minor)
JT TEN  - as joint tenants with right of          under Uniform Gifts to Minors
         survivorship and not as tenants
         in common                                               Act ___________
                                                                       (State)

     Additional abbreviations may also be used though not in the above list.

     For Value Received, _____________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE

______________________________________

______________________________________

________________________________________________________________________________
  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

________________________________________________________________________________

________________________________________________________________________________

_________________________________________________________________________ Shares
of the stock represented by the within Certificate, and do hereby irrevocably constitute and appoint ________________________________________________ Attorney

to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated __________________________


                       _________________________________________________________
                       NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANCE WHATSOEVER.

THE SIGNATURE TO THE ASSIGNMENT OR THE SUBSCRIPTION FORM MUST CORRESPOND TO THE NAME AS WRITTEN UPON THE FACE OF THIS CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER, AND MUST BE GUARANTEED BY A COMMERCIAL BANK OR TRUST COMPANY OR A MEMBER FIRM OF A NATIONAL OR REGIONAL OR OTHER RECOGNIZED STOCK EXCHANGE IN CONFORMANCE WITH A SIGNATURE GUARANTEE MEDALLION PROGRAM.

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